The Nevis Fund, Inc.




ANNUAL REPORT TO SHAREHOLDERS
MAY 31, 1999

Letter to Shareholders      The Nevis Fund, Inc.

Dear Fellow Shareholder:

We are pleased to report strong results for The Nevis Fund's fiscal year-end May 31, 1999. Your fund's NAV on May 31, 1999 was $19.01, up 90.1% from the June 29, 1998 initial price of $10.00 per share, ranking it by Lipper Analytic as number two out of 1,067 U.S. Growth Funds for the year ending June 30, 1999. These results compare favorably to the S&P 500 and the Russell 2000, which produced 15.8% and -3.3% returns respectively for the same period.

The Nevis Fund's investment objective is to achieve strong returns through long-term capital appreciation. Our investment strategy is founded on the belief that over time, the performance of a company's stock will track the growth of its earnings. We look for companies exhibiting high returns on capital and strong cash flows. We are very excited about the prospects for the companies in the Fund. We believe we have assembled an outstanding portfolio of businesses run by highly qualified management teams.

We have recently launched a web site (www.nevisfund.com) in an effort to provide investors with both additional information, and more timely information about our Fund. We are planning major design enhancements this summer so please check back in a few months to see our changes.

Thank you for your support.



\s\ signature omitted          \s\ signature omitted

David R. Wilmerding, III          Jon C. Baker
Co-manager                        Co-manager

Manager's Discussion and Analysis of Fund Performance

The past year has been volatile for stocks, particularly those considered small and mid-capitalization companies. From July 1, 1998 through October 8, 1998 the stock market slid 15% (using the S&P 500 as proxy) and then surged roughly 40% from October 8, 1998, to mid-May 1999, whereupon it reached new highs. The valuation swings for smaller capitalization companies were even more severe. The Nevis Fund benefited from this volatility, as we were able to purchase a number of securities at attractive prices. The Nevis Fund experienced a steady inflow of new monies during its first 11 months and some of this inflow came at what, in hindsight, were fortuitous times. Additionally, the Fund's relatively small asset base enabled us to be more nimble with purchases and sales than we could have been with a much larger asset base.

A number of holdings contributed to the Fund's returns through May 31, 1999. Vicor, has appreciated 220% since the lows of October, 1998 and 55% since January 1, 1999. Likewise, Vitesse Semiconductor has risen 305% since the October, 1998 low and 45% since the beginning of 1999. Staar Surgical has risen 60% since January 1, 1999. In each of these three stocks' cases, and in many others as well, we were able to purchase positions at attractive prices when compared to the high-low range for the life of the Fund.

Comparison of Change in the Value of a $10,000 Investment in The Nevis Fund, versus the Russell 2000 Index

Total Return1

         Annualized        Cumulative
         Inception         Inception
         to Date2          to Date2
         97.88%            90.10%

GRAPHIC OMITTED. PLOT POINTS ARE AS FOLLOWS:
          Nevis    Russell
6/30/98  10,000   10,000
4/31/99  19,010    9,712



1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
2The Nevis Fund commenced operations on June 29, 1998.

Schedule of Investments                           The Nevis Fund, Inc.
May 31, 1999

                                                                     Market
                                                                      Value
                                                  Shares              (000)
                                  ----------------------     --------------

Common Stocks (82.2%)
Broadcasting, Newspapers & Advertising (18.8%)
  Clear Channel Communications*                  10,100              $  667
  Infinity Broadcasting, Cl A*                    5,000                 128
  Radio One*                                     11,500                 463
  Westwood One*                                   7,000                 243
---------------------------------------------------------------------------
                                                                      1,501
---------------------------------------------------------------------------
Computer Software (1.2%)
  Informatica*                                    5,000                 120
---------------------------------------------------------------------------
Defense Equipment (4.4%)
  Armor Holdings*                                42,000                 438
---------------------------------------------------------------------------
Drugs (5.6%)
  Connetics*                                     77,800                 554
---------------------------------------------------------------------------
Internet Content (1.6%)
  Autoweb.com*                                   10,000                 156
---------------------------------------------------------------------------
Medical Products & Services (4.8%)
  STAAR Surgical*                                40,000                 478
---------------------------------------------------------------------------
Miscellaneous Business Services (6.5%)
  Peapod*                                        72,000                 648
---------------------------------------------------------------------------
Professional Services (4.1%)
  Caliber Learning Network*                      39,400                 172
  Sylvan Learning Systems*                        8,740                 238
---------------------------------------------------------------------------
                                                                        410
---------------------------------------------------------------------------
Retail (2.2%)
  Funco*                                         10,000                 218
---------------------------------------------------------------------------
Semi-Conductors/Instruments (11.7%)
  Vicor*                                         40,675                 671
  Vitesse Semiconductor*                          9,000                 495
---------------------------------------------------------------------------
                                                                      1,166
---------------------------------------------------------------------------
Software (11.7%)
  Integrated Systems*                            26,900                 333
  Rational Software*                             24,750                 837
  Silknet Software*                              10,000                 375
---------------------------------------------------------------------------
                                                                      1,545
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Schedule of Investments     The Nevis Fund, Inc.
May 31, 1999 (concluded)1

                                                                  Market
                                                                  Value
                                           Shares                 (000)
                                   ----------------------     --------------

Storage/Warehousing (1.6%)
  Mobile Mini*                               12,500                $   165
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Telephones & Telecommunication (8.0%)
  American Tower Systems*                    35,560                    800
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Total Common Stocks
  (Cost $7,469)                                                      8,199
--------------------------------------------------------------------------
Total Investments (82.2%)
  (Cost $7,469)                                                      8,199
==========================================================================
* Non-income producing security
Cl -- Class

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                   The Nevis Fund, Inc.
As of May 31, 1999


--------------------------------------------------------------------------


                                                     The Nevis Fund, Inc.
                                                             (000)
                                                        --------------
Assets:
  Investment securities
    (Cost $7,469)                                             $ 8,199
  Cash                                                          1,103
  Investment securities sold                                      944
  Capital shares sold                                             187
  Other assets                                                     37
--------------------------------------------------------------------------
  Total Assets                                                 10,470
--------------------------------------------------------------------------
Liabilities:
  Investment securities purchased                                 464
  Accrued expenses payable                                         31
--------------------------------------------------------------------------
  Total Liabilities                                               495
--------------------------------------------------------------------------
  Net Assets                                                  $ 9,975
--------------------------------------------------------------------------
Net Assets:
Portfolio shares (unlimited authorization
  -- no par value) based on 524,615
  outstanding shares of beneficial interest,
  respectively                                                  7,223
  Accumulated net investment loss                                  (7)
  Accumulated net realized gain on
  investments                                                   2,029
  Net unrealized appreciation on investments                      730
--------------------------------------------------------------------------
  Total Net Assets                                            $ 9,975
--------------------------------------------------------------------------
  Net Asset Value, Offering and Redemption Price Per Share    $ 19.01
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Statement of Operations                               The Nevis Fund, Inc.
For the Period June 29, 1998 to May 31, 1999


--------------------------------------------------------------------------



                                                               6/29/98*
                                                                 to
                                                               5/31/99
                                                                (000)
                                                        --------------------
Investment Income:
  Interest Income                                             $   10
--------------------------------------------------------------------------
Total Investment Income                                           10
--------------------------------------------------------------------------
Expenses:
  Administrator Fees                                              83
  Investment Advisory Fees                                        33
  Investment Advisory Fee Waiver                                 (33)
  Reimbursements by Advisor                                     (158)
  Registration Fees                                               20
  Amortization of Deferred Organizational Costs                   15
  Transfer Agent Fees                                             24
  Professional Fees                                               21
  Director Fees                                                   15
  Printing Fees                                                    8
  Custodian Fees                                                   4
  Miscellaneous Fees                                               1
--------------------------------------------------------------------------
Total Expenses, Net                                               33
--------------------------------------------------------------------------
Net Investment (Loss)                                            (23)
--------------------------------------------------------------------------
Net Realized Gain on Investments                               2,045
Net Change in Unrealized Appreciation on Investments             730
--------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments                2,775
--------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations          $2,752
==========================================================================
* Commencement of operations

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets                    The Nevis Fund, Inc.


--------------------------------------------------------------------------
                                                             6/29/98*
                                                               to
                                                             5/31/99
                                                              (000)
                                                  ------------------------

Investment Activities:
  Net Investment (Loss)                                     $     (23)
  Net Realized Gain on Investments                              2,045
  Net Change in Unrealized Appreciation on Investments            730
--------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations           2,752
--------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:                                            --
  Realized Capital Gains:                                           --
--------------------------------------------------------------------------
  Total Distributions                                               --
--------------------------------------------------------------------------
Share Transactions
  Proceeds from Shares Issued                                    7,239
  Reinvestment of Cash Distributions                                --
  Cost of Shares Repurchased                                       (16)
--------------------------------------------------------------------------
  Increase in Net Assets from Capital Share Transactions         7,223
--------------------------------------------------------------------------
Total Increase in Net Assets                                     9,975
--------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                               --
--------------------------------------------------------------------------
Net Assets:
  End of Period                                                 $9,975
==========================================================================
Capital Share Transactions
  Shares Issued                                                    526
  Shares Issued in Lieu of Cash Distributions                       --
  Shares Redeemed                                                   (1)
--------------------------------------------------------------------------
Net Increase in Capital Shares Transactions                        525
==========================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.
* Commencement of operations

The accompanying notes are an integral part of the financial statements.

Financial Highlights                                        The Nevis Fund, Inc.

For a Share Outstanding Throughout Each Period
For the Period Ended May 31, 1999





              NET                REALIZED AND    NET                NET                 RATIO OF NET
             ASSET                UNREALIZED     ASSET             ASSETS    RATIO OF    INVESTMENT
             VALUE       NET         GAINS      VALUE              END OF    EXPENSES     (LOSS)
           BEGINNING  INVESTMENT      ON        END OF    TOTAL    PERIOD   TO AVERAGE   TO AVERAGE
           OF PERIOD   INCOME     SECURITIES    PERIOD    RETURN    (000)   NET ASSETS   NET ASSETS
=================================================================================================================
1999*       $10.00     (0.01)       9.02        $19.01    90.10%   $9,975     1.50%        (1.03)%
-----------------------------------------------------------------------------------------------------------------


                       RATIO
                      OF NET
      RATIO OF       INVESTMENT
       EXPENSES       (LOSS)
     TO AVERAGE      TO AVERAGE
     NET ASSETS      NET ASSETS
     (EXCLUDING       (EXCLUDING      PORTFOLIO
     WAIVERS AND     WAIVERS AND       TURNOVER
   REIMBURSEMENTS)  REIMBURSEMENTS)     RATE
===============================================
        10.18%          (9.71)%        251.60%
-----------------------------------------------


  * For the period June 29, 1998 (commencement of operations) through May 31, 1999. All ratios for the period have been annualized. Total return for the period has not been annualized.

  The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                               The Nevis Fund, Inc.
May 31, 1999

1. ORGANIZATION:
THE NEVIS FUNDS, INC. (the "Fund") was incorporated in Maryland on February 20, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the fund.

 SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

 FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income taxes is required.

 SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the scientific interest method, which approximates the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

 NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

 DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

 Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the differences arise.
 These reclassifications have no effect on net assets or net asset value.

 USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 RECLASSIFICATION ON COMPONENTS OF NET ASSETS -- In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $15,143 related to the difference attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of The Nevis Fund, Inc., as of May 31, 1999 has been reclassified between the Funds accumulated net realized gains and the undistributed net income account. This reclassification had no effect on the net asset value.

3. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Fund and are being amortized over sixty months commencing on the date of inception of the Fund. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

4. INVESTMENT MANAGEMENT ARRANGEMENTS:
The Fund and Nevis Capital Management, Inc. (the "Adviser") are parties to an Investment Management Agreement under which the Adviser receives an annual fee equal to 1.50% of the average daily net assets. Pursuant to its Investment Management Agreement with the Fund, the Adviser has agreed to bear all of its ordinary expenses incurred in the conduct of the Fund's operations. The Fund bears all extraordinary expenses incurred in the course of its business. The Adviser has, on a voluntary basis, agreed to waive and/or reimburse its fee in order to limit the Fund's total operating expenses to a maximum of 1.50% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

Notes to Financial Statements The Nevis Fund, Inc. May 31,1999

5. ADMINISTRATION, TRANSFER AGENCY AND SERVICES, CUSTODIAN AND DISTRIBUTION
   AGREEMENTS:
The Fund and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next $100 million of such assets, and 0.08% of such assets in excess of $200 million subject to a minimum annual fee of $90,000.

Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency and services agreement with the Fund.
The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

First Union National Bank serves as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended May 31, 1999 are as follows:

                                                         The Nevis Fund, Inc.
                                                                 (000)
                                                    ----------------------------
Purchases
  U.S. Gov't ..............................                  $      --
  Other ...................................                     11,851
Sales
  U.S. Gov't ..............................                  $      --
  Other ...................................                      6,427

At May 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at May 31, 1999, is as follows:


                                                        The Nevis Fund, Inc.
                                                                  (000)
                                                    ----------------------------

Aggregate gross unrealized
  appreciation ............................                     $1,114
Aggregate gross unrealized
  depreciation ............................                       (384)
                                                                ------
Net unrealized appreciation ...............                     $  730
                                                                ======

Report of Independent Public Accountants

To the Shareholders and Board of Directors of The Nevis Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Nevis Fund, Inc. ("the Fund"), including the schedule of investments, as of May 31, 1999, and the related statement of operations, changes in net assets, and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and the application of alternative procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nevis Fund, Inc. as of May 31, 1999, the results of their operations, changes in their net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Philadelphia, PA
July 9, 1999

NEV-F-004-01